                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: JULY 18, 2001
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------



           COLORADO                     0-28484             84-1232688
-------------------------------     --------------     ---------------------
(State or other jurisdiction of      (Commission          (IRS Employer
 incorporation or organization)      File Number)       Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
               --------------------------------------------------
               (Address of principal executive offices, zip code)



                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

On July 18, 2001, QualMark Corporation announced that Norm Mottram, Vice President of sales and marketing, had left the Company to pursue other interests, and that interviews are being conducted for potential replacements.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

         (c) Exhibits.
             None




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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         QUALMARK CORPORATION
                                         (Registrant)


Date: July 23, 2001                      By:  /s/ CHARLES D. JOHNSTON
                                            ------------------------------------
                                            Charles D. Johnston
                                            President & CEO